Exhibit 10.10

Prepared by, and after recording

return to:

Brian J. Iwashyna, Esquire

Troutman Sanders LLP

Post Office Box 1122

Richmond, Virginia 23218-1122

ASSIGNMENT OF SECURITY INSTRUMENT

Fox Hill Apartments

ASSIGNMENT OF SECURITY INSTRUMENT

(MULTIFAMILY DEED OF TRUST, ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT AND FIXTURE FILING)

WALKER & DUNLOP, LLC, a Delaware limited liability company, whose address is 7501 Wisconsin Avenue, Suite 1200E, Bethesda, Maryland 20814 ("Lender"), as the holder of the instrument hereinafter described and for valuable consideration hereby endorses, assigns and delivers to FANNIE MAE, a corporation organized under the laws of the United States of America, whose address is c/o Walker & Dunlop, LLC, 7501 Wisconsin Avenue, Suite 1200E, Bethesda, Maryland 20814, its successors, participants and assigns, all right, title and interest of Lender in and to the following:

A Multifamily Deed of Trust, Assignment of Leases and Rents, Security Agreement and Fixture Filing, among BR FOX HILLS TIC-1, LLC, a Delaware limited liability company and BR FOX HILLS TIC-2, LLC, a Delaware limited liability company, as tenants in common (individually and together, “Borrower”), Gary S. Farmer, as Trustee, and Lender, as Beneficiary, dated as of the 26th day of March, 2015, and recorded immediately prior hereto, in the Deed Records of Travis County, Texas, securing the payment of a Multifamily Note, dated as of the 26th day of March, 2015, in the original principal amount of $26,705,000.00 made by the Borrower, payable to the order of Lender, and creating a first lien on the property described in Exhibit A attached hereto and by this reference made a part hereof.

Together with any and all notes and obligations therein described, the debt secured thereby and all sums of money due and to become due thereon, with the interest provided for therein, and hereby irrevocably appoints assignee hereunder its attorney to collect and receive such debt, and to foreclose, enforce and satisfy the foregoing the same as it might or could have done were these presents not executed, but at the cost and expense of assignee.

Together with any and all other liens, privileges, security interests, rights, entitlements, equities, claims and demands as to which assignor hereunder possesses or to which assignor is otherwise entitled as additional security for the payment of the notes and other obligations described herein.

This Assignment shall be governed in all respects by the laws of the state in which the aforementioned instrument was recorded and shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

IN WITNESS WHEREOF, Lender has caused its name to be signed hereto by Loretta Webb, its Vice President, and does hereby appoint said Loretta Webb its authorized officer to execute, acknowledge and deliver these presents on its behalf, all done as of this 26th day of March, 2015.

WALKER & DUNLOP, LLC, a Delaware limited liability company

By:	/s/ Loretta Webb
Loretta Webb
Vice President

STATE OF Texas        , Dallas          County ss:

BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Loretta Webb, Vice President of Walker & Dunlop, LLC, a Delaware limited liability company, the limited liability company that executed the foregoing instrument, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that the same was the act of the said limited liability company, and that he/she executed the same as the act of such limited liability company for the purposes and consideration therein expressed and in the capacity therein stated.

GIVEN UNDER MY HAND AND SEAL OF OFFICE this 10 day of March            ,

2015.

EVELYN V. CEPAK
NOTARY PUBLIC –STATE OF TEXAS
My Commission Expires
August 22, 2015

/s/ Evelyn V. Cepak__________________________

Notary Public in and for _______________ County,
______________

My Commission Expires:_________________

EXHIBIT A

TO THE ASSIGNMENT OF SECURITY INSTRUMENT

Lots 2 and 3, Block "A", PEDERNALES ELECTRIC COOPERATIVE-CIRCLE DRIVE, AUSTIN SUBDIVISION, a subdivision in Travis County, Texas, according to the map or plat thereof, recorded under Document No. 200600156 of the Official Public Records of Travis County, Texas.